[LETTERHEAD OF AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.]

                                                 February 3, 1999

BY ELECTRONIC SUBMISSION

Securities and Exchange Commission
Filing Desk
450 Fifth Avenue, N.W.
Washington, D.C.  20549

                  Re:      Little Switzerland, Inc.

Ladies and Gentlemen:

         This preliminary Proxy Statement on Schedule 14A and preliminary form of proxy are being filed with the Securities and Exchange Commission on behalf of Jewelcor Management, Inc. ("JMI") with respect to the solicitation by JMI of written proxies from the holders of common stock, $0.01 par value per share, of Little Switzerland, Inc. in opposition to the solicitation by the Board of Directors of Little Switzerland, Inc.

         Please direct any comments or questions concerning this filing to Patrick J. Dooley at (212) 872-1080 or the undersigned at (212) 872-1023. Thank you for your assistance.

                                                   Very truly yours,

                                                   /s/ Daniel G. Walsh

                                                   Daniel G. Walsh

            PRELIMINARY COPY FEBRUARY 3, 1999 - SUBJECT TO COMPLETION
--------------------------------------------------------------------------------



                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant {   }

Filed by a Party other than the Registrant {x}

Check the appropriate box:

{ x }    Preliminary Proxy Statement

{   }    Confidential,  for Use of the  Commission  Only (as  Permitted  by Rule
         14a-6(e)(2))

{   }    Definitive Proxy Statement

{   }    Definitive Additional Materials

{   }    Soliciting Material Pursuant to  ss. 240.14a-11(c) or ss. 240.14a-12


                            LITTLE SWITZERLAND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            JEWELCOR MANAGEMENT, INC.
            (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN
                                   REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

{ x }    No Fee required.

{ } Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

1) Title of each class of securities to which transaction applies:

 ................................................................................

2) Aggregate number of securities to which transaction applies:

 ................................................................................

3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 ................................................................................

4) Proposed maximum aggregate value of transaction:

 ................................................................................

5) Total fee paid:

 ................................................................................

{    }   Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:

 ................................................................................

2) Form, Schedule or Registration Statement No.

 ................................................................................

3) Filing Party:

 ................................................................................

4) Date Filed:

PRELIMINARY COPY - FEBRUARY 3, 1999
SUBJECT TO COMPLETION


                            JEWELCOR MANAGEMENT, INC.
                                 PROXY STATEMENT
         IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF
                            LITTLE SWITZERLAND, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           OF LITTLE SWITZERLAND, INC.


                         TO BE HELD ON FEBRUARY 25, 1999



         This Proxy Statement and the accompanying WHITE PROXY CARD are being furnished by Jewelcor Management, Inc., a Nevada corporation, ("JMI"), to the stockholders of Little Switzerland, Inc., a Delaware corporation (the "Company"), with its principal executive offices located at 161-B Crown Bay Cruise Ship Port, St. Thomas, U.S. Virgin Islands 00804, in connection with the solicitation of proxies from the stockholders to be used at the annual meeting of the stockholders of the Company and any adjournments or postponements thereof (the "Annual Meeting"). JMI understands that the Company (i) has selected January 8, 1999 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and (ii) plans to hold the Annual Meeting on February 25, 1999 at ___________ local time, at State Street Bank & Trust Company, 225 Franklin Street 33rd Floor, Boston, Massachusetts.

         This solicitation is being made by JMI in opposition to the incumbent board of directors of the Company.

         JMI is soliciting your proxy to elect Seymour Holtzman as a Class I Director and Peter R. McMullin as a Class III Director (the "JMI Nominees") to the Board of Directors of the Company at the Annual Meeting. One (1) Class III Director of the Company will be elected at the Annual Meeting for a term expiring at the 2000 annual meeting and one (1) Class I Director of the Company will be elected at the Annual Meeting for a term expiring at the 2001 annual meeting, each until their successors are duly elected and qualified.

         This Proxy Statement and the accompanying WHITE PROXY CARD are first being sent or given on or about February______, 1999 to the holders of record of the Company Common Stock at the close of business on the Record Date. According to the Company's Notice of Annual Meeting of Stockholders and Proxy Statement (the "Company Proxy Statement") filed by the Company with the Securities and Exchange Commission on January 22, 1999, as of the close of business on the Record Date, there were 8,624,202 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), outstanding and entitled to vote at the

Annual Meeting. Each share of the Company's Common Stock is entitled to one vote on all matters properly submitted at the Annual Meeting. The Company has no other class of voting securities outstanding.

         On February 3 1999, JMI was the beneficial owner of 1,031,000 shares of Common Stock of the Company and it intends to vote its shares for the election of the JMI Nominees.


                                    IMPORTANT

     Carefully review this Proxy Statement and the enclosed WHITE PROXY CARD. No matter how many or how few shares of the Company's Common Stock you own, please vote FOR the election of the JMI Nominees to the Board of Directors by so indicating and by signing, dating and mailing to JMI the WHITE PROXY CARD promptly.


                 ONLY STOCKHOLDERS OF RECORD ON THE RECORD DATE
                        ARE ENTITLED TO EXECUTE PROXIES.


         JMI REQUESTS THAT YOU DO NOT VOTE ON OR RETURN TO THE COMPANY ANY PROXY CARD PROVIDED TO YOU BY THE COMPANY, EVEN TO VOTE AGAINST THE INCUMBENT BOARD'S SLATE. RETURNING ANY PROXY CARD PROVIDED TO YOU BY THE COMPANY COULD REVOKE THE PROXY CARD THAT YOU SIGN, DATE AND SEND TO JMI.

         If you own shares of the Company's Common Stock, but your stock certificate is held for you by a brokerage firm, bank or other institution, it is very likely that the stock certificate is actually in the name of such brokerage firm, bank or other institution. If so, only such entity can execute a Proxy Card and vote your shares of the Company's Common Stock. The brokerage firm, bank, or other institution holding the shares of the Company's Common Stock for you is required to forward proxy materials to you and to solicit your instructions with respect to the granting of proxies; it cannot vote your shares of the Company's Common Stock unless it receives your instructions. PLEASE INSTRUCT THE BROKERAGE FIRM, BANK, OR OTHER INSTITUTION HOLDING THE SHARES OF THE COMPANY'S COMMON STOCK FOR YOU TO VOTE SUCH SHARES FOR THE ELECTION OF THE JMI NOMINEES TO THE BOARD OF DIRECTORS BY SIGNING, DATING AND MAILING TO JMI ON YOUR BEHALF THE WHITE PROXY CARD PROMPTLY.

         Any stockholder giving a proxy may revoke it at any time before it is voted by attending the Annual Meeting and voting his or her shares of the Company's Common Stock in person, by giving written notice to the Secretary of the Company at 161-B Crown Bay Cruise Ship Port, St. Thomas, U.S. Virgin Islands 00804 stating that the proxy has been revoked, or by delivery of a proxy bearing a later date.

         If you have any questions about giving your proxy or require assistance in voting your shares of the Company's Common Stock, please call:

                            Georgeson & Company, Inc.
                                Wall Street Plaza
                               New York, NY 10005
                                 (212) 440-9800
                                 (800) 223-2064



                              INFORMATION ABOUT JMI

         JMI is a Nevada corporation and a wholly-owned subsidiary of Jewelcor, Inc., a Pennsylvania corporation ("JI"), which in turn is a wholly-owned subsidiary of S.H. Holdings, Inc. ("SH"). Seymour Holtzman and Evelyn Holtzman, husband and wife, own, as tenants by the entirety, a controlling interest of SH. The principal business of JMI is investment and management services. The principal business of JI is the rental of commercial real estate. SH is a holding company. Mr. Holtzman is the President, Chief Executive Officer and Chairman of the Board of Directors of each of JMI, JI and SH. As of the date of this Proxy Statement, JMI owns an aggregate of 1,031,000 shares of the Company's Common Stock representing approximately 12% of the shares of the Common Stock outstanding on January 8, 1999. The business address and the address of the principal executive offices of JMI is 100 North Wilkes- Barre Blvd., Wilkes-Barre, Pennsylvania 18702.

         Additional information about JMI and its Nominees is set forth under the heading "The JMI Nominees," in Annex A and in Annex B attached to this Proxy Statement.

         On December 22, 1998, JMI submitted to the Secretary of the Company a Notice of Nomination pursuant to the By-laws of the Company (the "Notice"). The Notice set forth JMI's intention to nominate Seymour Holtzman and Peter R. McMullin for election to the Board of Directors at the Annual Meeting.

         The Board of Directors of the Company currently consists of five members and is divided into three classes, with one Director in Class I and two Directors in each of Class II and III. John E. Toler, Jr., a Class III Director, will not stand for re-election. Therefore, after the Annual Meeting, the Board of Directors of the Company will consist of four members divided into three classes, with one Director in each of Class I and III and two Directors in Class
II. Directors serve for three-year terms, with one class of Directors being elected by the Company's stockholders at each annual meeting. However, because no annual meeting of stockholders was held for 1997, the Class III Director up for re-election at the Annual Meeting will serve for a term ending at the 2000 annual meeting. JMI is soliciting your proxy at the Annual Meeting for the election to the Board of Directors of Mr. Holtzman as the Class I Director and Mr. McMullin as the Class III Director. The Class III Director will be elected for a term expiring at the 2000 annual meeting and the Class I Director will be elected for a term expiring at the 2001 annual meeting of the stockholders of the Company, each until their successors are duly elected and qualified.

                                THE JMI NOMINEES

         Biographical data on the JMI Nominees is set forth below:

         Name, Age and
         Business Address             Principal Occupation and Five Year History
         ----------------             ------------------------------------------

Seymour Holtzman, 63
100 North Wilkes-Barre Boulevard Mr. Holtzman is the founder and Chief Wilkes-Barre, Pennsylvania 18702 Executive Officer of Jewelcor Management,
                                     Inc. Since 1990, Mr. Holtzman has served as
                                     Chairman  and Chief  Executive  Officer  of
                                     each of Jewelcor  Management &  Consulting,
                                     Inc.,      located     in     Wilkes-Barre,
                                     Pennsylvania;   C.D.   Peacock,   Inc.,   a
                                     Chicago,     Illinois     retail    jewelry
                                     establishment;   Central  European  Capital
                                     Investors,   Inc.,  an  investment  company
                                     operating in eastern Europe;  and S.A. Peck
                                     & Company, a retail and mail order jewelry company based in Chicago, Illinois.


Peter R. McMullin, 55                Mr. McMullin is the co-founder of Southeast
2101 Corporate Boulevard,            Research  Partners,  Inc. ("Southeast") and
Suite 402, Boca Raton,               has been an Executive Vice  President and a
Florida 33431                        managing  director of Southeast  since  its
                                     inception  in June 1990.  Since  1997,  Mr.
                                     McMullin  has  been  the   Executive   Vice
                                     President,  Chief Investment  Officer and a
                                     director     of      Research      Partners
                                     International,   a  company  that  provides
                                     institutional research, investment banking, securities brokerage and trading services through its principal subsidiaries.


         Each of the JMI Nominees has consented to serve as a director of the Company and, if elected, intends to discharge his duties as a director in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

         Mr. Holtzman, if elected, would serve as a director for the term expiring at the 2001 annual meeting of the stockholders of the Company and Mr. McMullin, if elected, would serve as a director for the term expiring at the 2000 annual meeting, each until their successors are duly elected and qualified.



              OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         Except as set forth above, JMI is not aware of any proposals to be brought before the Annual Meeting. Should other proposals be brought before the Annual Meeting, the attorneys-in-fact named on the WHITE Proxy Card will vote on such proposals in their discretion.

         The White Proxy Card will be voted in accordance with your instructions on such card. IF YOU SIGN THE WHITE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED BY THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE JMI NOMINEES.


                           VOTING AND PROXY PROCEDURES

         The presence in person or by proxy of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum at the Annual Meeting. Each outstanding share of the Company's Common Stock is entitled to one vote on each matter properly presented at that meeting and a majority vote of the shares of the Company's Common Stock present in person or by proxy at that meeting will be required to approve any proposal presented at the Annual Meeting, with the exception of the election of directors.

         Directors of the Company are elected by a plurality of the votes cast by the stockholders entitled to vote at a meeting at which a quorum is present. A plurality means that the nominees with the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, election of the JMI Nominees requires the affirmative vote of a plurality of the votes cast in the election at the Annual Meeting, assuming a quorum is present or otherwise represented at the Annual Meeting.


         Shares of the Company's Common Stock that reflect abstentions or "broker non- votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. In addition, abstentions will be treated as votes cast against a particular proposal while broker non-votes will have no impact on the outcome of the vote on a particular proposal. With respect to the election of the JMI Nominees as directors, votes may only be cast in favor of or withheld from the JMI Nominees; there is no ability to abstain. In addition, broker non-votes will have no effect on the outcome of the election of JMI Nominees as directors.

         If no directions are given and the signed White Proxy Card is returned, the attorneys-in-fact appointed in the proxy will vote the shares of the Company's Common Stock represented by that White Proxy Card FOR the election of the JMI Nominees.

         Stockholders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. IF YOU WERE A STOCKHOLDER OF RECORD ON THE RECORD DATE, YOU WILL RETAIN THE VOTING RIGHTS IN CONNECTION WITH THE ANNUAL MEETING EVEN IF YOU SELL OR SOLD YOUR SHARES OF THE COMPANY'S COMMON STOCK AFTER THE RECORD DATE. Accordingly, it is important that you vote the shares of the Company's Common Stock held by you on the Record Date or grant a proxy to vote such shares whether or not you still own such shares.

         At the Annual Meeting, one Class III Director is to be elected for a term expiring at the 2000 annual meeting and one Class I Director is to be elected for a term expiring at the 2001 annual meeting, each until their successors have been duly elected and qualified. JMI is soliciting your proxy in support of the election of the JMI Nominees. If you wish to vote for the JMI Nominees by proxy, you must submit the White Proxy Card furnished to you by JMI and must NOT submit the Board of Directors' Blue Proxy Card. A stockholder may not submit a proxy card to vote for both the JMI Nominees and the Company's nominees. If a stockholder submits both a White Proxy Card and the Company's Blue Proxy Card, only the latest dated proxy will be counted.

         JMI REQUESTS THAT YOU DO NOT VOTE ON OR RETURN TO THE COMPANY ANY PROXY CARD PROVIDED TO YOU BY THE COMPANY, EVEN TO VOTE AGAINST THE INCUMBENT BOARD'S SLATE OF NOMINEES. RETURNING ANY PROXY CARD PROVIDED TO YOU BY THE COMPANY COULD REVOKE THE WHITE PROXY CARD THAT YOU SIGN, DATE AND SEND TO JMI.

         Any stockholder giving a proxy may revoke it at any time before it is voted by attending the Annual Meeting and voting his or her shares of the Company's Common Stock in person, by giving written notice to the Secretary of the Company at 161-B Crown Bay Cruise Ship Port, St. Thomas, U.S. Virgin Islands 00804 stating that the proxy has been revoked, or by delivery of a proxy bearing a later date.

         An executed proxy card may be revoked at any time before its expiration by marking, dating, signing and delivering a written revocation before the time that the action authorized by the executed proxy becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that it will constitute a revocation of an earlier proxy. Although a revocation is effective if delivered to the Company, JMI requests that either the original or photostatic copies of all revocations of JMI proxies be mailed or delivered to Georgeson & Company, Inc., at the address set forth below, so that it will be aware of all revocations and can more accurately determine which proxies that have been received are valid.

                           Georgeson and Company, Inc.
                                Wall Street Plaza
                               New York, NY 10005

         STOCKHOLDERS OF RECORD ON THE RECORD DATE ARE ELIGIBLE TO VOTE ON THE MATTERS DISCUSSED ABOVE. ANYONE OWNING SHARES OF THE COMPANY'S COMMON STOCK BENEFICIALLY (BUT NOT OF RECORD), SUCH AS A PERSON WHOSE OWNERSHIP OF SHARES IS THROUGH A BROKER, BANK OR OTHER FINANCIAL INSTITUTION, SHOULD CONTACT THAT BROKER, BANK OR FINANCIAL INSTITUTION WITH INSTRUCTIONS TO EXECUTE THE WHITE PROXY CARD ON HIS OR HER BEHALF OR TO HAVE THE BROKER, BANK OR FINANCIAL INSTITUTION'S NOMINEE EXECUTE THE WHITE PROXY CARD.



                             SOLICITATION OF PROXIES

         Proxies may be solicited by JMI and by its agents by mail, telephone, telegraph and personal solicitation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the Company's Common Stock that such institutions hold of record.

         JMI has retained Georgeson & Company, Inc. (the "Agent") to assist it in the solicitation of proxies and for related services. Approximately 10 employees of the Agent will engage in the solicitation. JMI has agreed to pay the Agent an estimated fee of up to $25,000.00 and has agreed to reimburse it for its reasonable out-of-pocket expenses. JMI has agreed to indemnify the Agent against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. The Agent will solicit proxies for the Annual Meeting from individuals, brokers, banks, nominees and other institutional holders. JMI estimates that its total expenditures relating to this proxy solicitation will be approximately $40,000.00. Total expenditures to date relating to this proxy solicitation have been approximately $5,000.

         The entire expense of preparing and mailing this Proxy Statement and the total expenditures relating to the solicitation of proxies (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, consultants, accountants, public relations, transportation and litigation) will be borne by JMI.

         JMI intends to seek reimbursement from the Company for its expenses in connection with this proxy solicitation if the JMI Nominees are elected to the Board of Directors. This request will not be submitted to a stockholder vote.


                             ADDITIONAL INFORMATION

         Certain information about JMI, the JMI Nominees and other participants in the proxy solicitation is set forth in Annex A and Annex B attached hereto.

         Stockholders are referred to the Company Proxy Statement with respect to the compensation and remuneration paid and payable and other information related to the Company's officers and directors, beneficial ownership of the Company's securities and the procedures for submitting proposals for consideration at the 1999 annual meeting of the stockholders of the Company.

         Stockholders of the Company are not entitled to appraisal rights in connection with the matters set forth in this Proxy Statement.

         JMI assumes no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the Company Proxy Statement.


                                    IMPORTANT


1. If your shares of the Company's Common Stock are registered in your own name, please sign, date and return the White Proxy Card furnished to you by JMI in the envelope provided.


2. If your shares of the Company's Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can sign the White Proxy Card with respect to your shares.

3. Time is critically short. Only your latest dated Proxy Card will count. Please sign, date and mail the enclosed White Proxy Card today in the envelope provided.

         If you have any questions about giving your proxy or require assistance in voting your shares of the Company's Common Stock, please call:



                                Richard Huffsmith
                               Jewelcor Companies
                        100 North Wilkes-Barre Boulevard
                             Wilkes-Barre, PA 18702
                              Phone: (800) 888-6972
                                       or

                                Seymour Holtzman
                               Jewelcor Companies
                        100 North Wilkes-Barre Boulevard
                             Wilkes-Barre, PA 18702
                              Phone: (800) 888-6972



                                                JEWELCOR MANAGEMENT, INC.



February ____, 1999

                                     ANNEX A


           INFORMATION CONCERNING EMPLOYEES OF JMI, ITS AFFILIATES AND OTHER PERSONS WHO ARE NOT JMI NOMINEES AND WHO MAY SOLICIT
                                     PROXIES

            The following table sets forth the name and the present principal occupation or employment, of each employee of JMI, its affiliates and other persons who are not a JMI Nominee and who may assist in soliciting proxies. Information regarding JMI Nominees is set forth under the heading "The JMI Nominees" in this Proxy Statement. The principal business address of each person listed below, with the exception of Brian Bufalino, is 100 North Wilkes- Barre Boulevard, Wilkes-Barre, PA 18702. Mr. Bufalino's principal address is 225 Wyoming Avenue, West Pittston, PA 18643.


Name and Principal Business Address                           Present Principal Occupation or Employment
-----------------------------------                           ------------------------------------------

James R. Verano                                               Vice President - Finance

Richard L. Huffsmith                                          Vice President - General Counsel

Jacqueline Quigley                                            Administrative Assistant to Seymour Holtzman,
                                                              President and Chief Executive Officer

Brian Bufalino                                                Attorney at Law



                                     ANNEX B

                     SHARES HELD BY JMI AND THE JMI NOMINEES

         Except as set forth below, to the knowledge of JMI, no participant in this solicitation or JMI Nominee has purchased or sold securities of the Company within the past two years.

         Jewelcor Management, Inc. ("JMI") is the beneficial owner of 1,031,000 shares of the Company's Common Stock. The following table sets forth information with respect to all purchases and sales of shares of the Company's Common Stock by JMI during the past two years. All amounts paid for purchases of the Company's Common Stock were obtained through credit made available to JMI under standard margin agreements with a registered broker dealer entered into in the ordinary course of business.

                                                     NUMBER OF                        TOTAL COST/
DATE                PURCHASED/SOLD                   SHARES                           [NET PROCEEDS]

------------------- ---------------                  -------------------------------  -------------------------

7/17/98             JEWELCOR MGT. INC.                         24,000                     $    81,010.00
8/21/98             JEWELCOR MGT. INC.                         [2,000]                        [$5,554.81]
8/25/98             JEWELCOR MGT. INC.                        500,000                      $1,053,030.00
8/26/98             JEWELCOR MGT. INC.                        174,000                     $   348,015.00
8/26/98             JEWELCOR MGT. INC.                         [5,000]                       [$11,049.62]
9/3/98              JEWELCOR MGT. INC.                        130,000                     $   327,836.00
9/21/98             JEWELCOR MGT. INC.                         20,000                     $    50,630.00
9/23/98             JEWELCOR MGT. INC.                        150,000                     $   379,515.00
9/24/98             JEWELCOR MGT. INC.                         40,000                     $   101,215.00
                                                           ----------
                                               Total        1,031,000


         Please see the  section  titled  "Information  about JMI" in this Proxy
Statement for information regarding the relationship between JMI, Mr. Seymour Holtzman and certain other persons.

         Further information is set forth in JMI's latest filings with the Securities and Exchange Commission.

         Seymour Holtzman and Steven Holtzman, his son, are the joint beneficial owners of 48,000 shares of the Company's Common Stock, which shares are held in a joint account with Bear Stearns Securities. The business address for Steven Holtzman is 100 North Wilkes-Barre Boulevard, 3rd Floor, Wilkes-Barre, PA 18702. The following table sets forth information with respect to all purchases and sales of shares of the Company's Common Stock by Seymour Holtzman during the past two years:

                                                     NUMBER OF                        TOTAL COST/
DATE                PURCHASED/SOLD                   SHARES                           [NET PROCEEDS]
PURCHASED           BY                               PURCHASED/[SOLD]                 INCLUDING FEES
------------------- --------------------------       -------------------------------  -------------------------




8/26/98             Seymour Holtzman/                8,000                            $16,000
                    Steven Holtzman

(CONT'D)
                                                     NUMBER OF                        TOTAL COST/
DATE                PURCHASED/SOLD                   SHARES                           [NET PROCEEDS]
PURCHASED           BY                               PURCHASED/[SOLD]                 INCLUDING FEES
------------------- ---------------                  -------------------------------  -------------------------
9/16/98             Seymour Holtzman/                30,000                           $79,665
                    Steven Holtzman

9/25/98             Seymour Holtzman/                10,000                           $25,315
                    Steven Holtzman


         On August 26, 1998, the Trust Account for the benefit of Allison Holtzman Garcia, Seymour Holtzman's daughter, purchased 10,000 shares of the Company's Common Stock. The address for such Trust Account is c/o 100 North Wilkes-Barre Boulevard, Wilkes-Barre, PA 18702. Furthermore, 3,000 shares of the Company's Common Stock were purchased on August 26, 1998 by the Custodial Account for the benefit of Chelsea Holtzman, Seymour Holtzman's granddaughter. The address for such Trust Account is c/o 100 North Wilkes-Barre Boulevard, Wilkes-Barre, PA 18702. Seymour Holtzman disclaims beneficial ownership of any of the Company's Common Stock beneficially owned by any other person or entity, except for those shares beneficially owned by JMI.

         Peter McMullin is the beneficial owner of 4,700 shares of the Company's Common Stock purchase on February 28, 1996. The stock is held by Delaware Charter Guaranty & Trust Co. (as custodian) for the benefit of Peter R. McMullin, IRA rollover.

         The following table sets forth information with respect to all purchases and sales of shares of the Company's Common Stock by Peter R. McMullin during the past two years:


                                                     NUMBER OF                        TOTAL COST/
DATE                PURCHASED/SOLD                   SHARES                           [NET PROCEEDS]
PURCHASED           BY                               PURCHASED/[SOLD]
------------------- ---------------                  -------------------------------  -------------------------

02/11/98            Peter R. McMullin                [30,000]                         [$233,700]
                    Individual Account


         Except as set forth in this Annex B, the Proxy Statement or in the Annex A, to the best knowledge of JMI, none of JMI, any of the persons participating in this solicitation on behalf of JMI, the JMI Nominees and, with respect to items (i), (vii) and (viii) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the foregoing persons (i) owns beneficially, directly or indirectly any securities of the Company, (ii) owns beneficially, directly or indirectly any securities of any parent or subsidiary of the Company, (iii) owns any securities of the Company of record but not beneficially, (iv) has purchased or sold any securities of the Company within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of the Company, (vii) since the beginning of the Company's last fiscal year has been indebted to the Company or any of its subsidiaries in excess of $60,000 or (viii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this Annex B, the Proxy Statement or in Annex A, to the best knowledge of JMI, none of JMI, any of the persons participating in this solicitation on behalf of JMI, the JMI Nominees and any associates of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Company in which the amount involved exceeds $60,000, since the beginning of the Company's last fiscal year.

         Except as set forth in this Annex B, the Consent Statement or in Annex A, to the best knowledge of JMI, none of the JMI Nominees, since the beginning of the Company's last fiscal year, has been affiliated with (i) any entity that made or received, or during the Company's current fiscal year proposes to make or receive, payments to or from the Company or its subsidiaries for property or services in excess of five percent of either the Company's or such entity's consolidated gross revenues for its last full fiscal year, or (ii) any entity to which the Company or its subsidiaries was indebted at the end of the Company's last full fiscal year in an aggregate amount exceeding five percent of the Company's total consolidated assets at the end of such year. None of the JMI Nominees is or during the Company's last fiscal year has been affiliated with any law or investment-banking firm that has performed or proposes to perform services for the Company.

         To the best knowledge of JMI, none of the corporations or organizations in which the JMI Nominees have conducted their principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and the JMI Nominees do not hold any position or office with the Company or have any family relationship with any executive officer or director of the Company or have been involved in any proceedings, legal or otherwise, of the type required to be disclosed by the rules governing this solicitation.

         Certain  additional   information  about  the  employees  of  JMI,  its
affiliates and other persons who are not JMI Nominees and who may assist in soliciting consents is set forth in Annex A.


         According to Company's public filings, if elected as directors of the Company, the JMI Nominees who are not employees of the Company would receive an annual retainer of $5,000, plus $2,500 for each meeting of the Board of Directors attended (or $500 for attendance at a telephonic meeting) and $1,000 for each committee meeting attended (or $500 for attendance at a telephonic meeting). All directors of the Company would be reimbursed for expenses incurred in connection with their services as directors of the Company. In addition, non-employee directors of the Company would receive on the last day of the Company's fiscal year nonqualified stock options to purchase an aggregate of 3,000 shares of Little Switzerland Common Stock at a price per share equal to the fair market value of such shares on the date of grant. Such options would vest and become immediately exercisable on the date of grant and expire on the tenth anniversary of the date of grant. The JMI Nominees, if elected, will be indemnified for service as a director of the Company to the same extent indemnification is provided to directors of the Company under the Company's Amended and Restated Certificate of Incorporation. In addition, JMI believes that upon election, the JMI Nominees will be covered by the Company's officer and director liability insurance. JMI disclaims any responsibility for the accuracy of the foregoing information extracted from the Company's public filings.

         JMI does not expect that any of the JMI Nominees will be unable to stand for election, but, in the event that any vacancy in the JMI Nominees should occur, the shares of Common Stock represented by the enclosed White Proxy Card will be voted in each such case for a substitute nominee selected by JMI. In addition, JMI reserves the right to nominate substitute additional persons if the Company makes or announces any changes to its By-Laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the JMI Nominees. In any such case, shares of Common Stock represented by the enclosed White Proxy Card will be voted for all such substitute or additional nominees selected by JMI.

                                                                      APPENDIX 1

PRELIMINARY COPY
SUBJECT TO COMPLETION


             THIS PROXY IS SOLICITED IN OPPOSITION TO THE INCUMBENT
                               BOARD OF DIRECTORS
       AND MANAGEMENT OF THE COMPANY IN CONNECTION WITH
                   THE 1997 ANNUAL MEETING OF STOCKHOLDERS OF
                            LITTLE SWITZERLAND, INC.


         The undersigned stockholder of LITTLE SWITZERLAND, INC. (the "Company") hereby appoints each of ______________________ and _____________________ as lawful attorney and proxy, with several power of substitution, for and in the name of the undersigned to represent and vote, as designated below, all shares of the common stock, par value $.01 per share, of the Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company, to be held on February 25, 1999 at _______________________, commencing at _____________, or at any adjournment, postponement or rescheduling thereof (collectively, the "Annual Meeting"). The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.


A. ELECTION OF DIRECTORS:  Nominees of JMI:

   [ ] FOR the nominees listed below

   [ ] WITHHOLD AUTHORITY for the nominees listed below.


  NOMINEES:                SEYMOUR HOLTZMAN
                           PETER R. MCMULLIN

INSTRUCTION: To withhold authority to vote for one or more individual JMI Nominees, mark "FOR the nominees listed below" above and write the name of the JMI Nominee with respect to which you wish to withhold authority here:

                   THE SOLICITING STOCKHOLDER IS NOT SEEKING,
               AND THE PROXY WILL NOT VOTE, FOR ANY NOMINEES OTHER
                         THAN THE NOMINEES NAMED ABOVE.

B. DISCRETIONARY AUTHORITY: In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


         This Proxy Card, when properly executed, will be voted as directed herein. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ABOVE, AND IN THE DISCRETION OF THE PROXY AS TO ALL OTHER MATTERS.


      PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS
HEREON.

                                         Dated:


                                         Signature:



                                         Signature:



                                         Title:


         If stock is jointly held, each joint owner should sign. When signing as attorney in fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.


                    PLEASE SIGN, DATE AND RETURN THIS PROXY